Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

OF FIRST BANCSHARES, INC.

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with this Quarterly Report on Form 10-QSB, that:

?

The report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

?

The information contained in the report fairly presents, in all material respects, the company’s financial condition and results of operations.

Date: February 14, 2005	/s/ Charles W. Schumacher
Charles W. Schumacher
Chief Executive Officer

/s/ Susan J. Uchtman
Date: February 14, 2005	Susan J. Uchtman
Chief Financial Officer